UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2012
Date of Report (Date of earliest event reported)

TRILLIANT EXPLORATION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-138332	90-0632972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Eighth Avenue, Suite 401 New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 560-5195
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_________

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous independent registered public accounting firm

(a) On March 14, 2012, Trilliant Exploration Corporation   (the “Registrant” or the ‘ Company”) accepted the resignation of Gene Egeberg, CPA (“Egeberg”) as the  Registrant’s  independent registered public accounting firm. Egeberg was engaged on May 9, 2011 and did not issue a report the  Company’s financial  during the most recent two fiscal years and through March 14, 2012. The decision to accept the resignation of its principal independent registered public accounting firm was based upon the fact that Mr. Egeberg can no longer handle the work load.The decision to accept the resignation of its principal independent registered public accounting firm has been approved by the Company’s board of directors.

During the period May 9, 2011 through March 14, 2012 , the Company has not had any disagreements with Egeberg  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Egeberg’s  satisfaction, would have caused him to make reference thereto in his  reports on the Company’s  financial statements for such periods.

During the period May 9, 2011 through March 14, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Egeberg with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Egeberg is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On March 14, 2012, the Company engaged RBSM LLP (“RBSM LLP”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2011. The decision to engage RBSM LLP as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through March 14, 2012, the Company has not consulted with RBSM LLP, regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Egeberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Exhibit 16.1	Letter from Eugene Egeberg CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILLIANT EXPLORATION CORPORATION

	Name:	William Lieberman
DATE: March 29, 2012		Title: President/Chief Executive Officer